Exhibit 10.3

FIFTH AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENT, dated as of January [ ], 2018 (this “Fifth Amendment”), is entered into by and among Ener-Core, Inc., a Delaware corporation (the “Company”), Ener-Core Power, Inc. (“ECP”), a Delaware corporation, and each other Subsidiary of the Company and ECP hereafter becoming party hereto (together with the Company and ECP, each a “Grantor” and, collectively, the “Grantors”), and Empery Tax Efficient, LP, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for (a) the buyers listed in the Schedule of Buyers (the “April 2015 Investors”) attached to that certain Securities Purchase Agreement dated April 22, 2015 entered into by and among the Company and the April 2015 Investors (as the same may be amended, restated or otherwise modified from time to time, the “April 2015 SPA”); (b) the buyers listed in the Schedule of Buyers (the “May 2015 Investors”) attached to that certain Securities Purchase Agreement, dated as of May 7, 2015 entered into by and among the Company and the May 2015 Investors (as the same may be amended, restated or otherwise modified from time to time, the “May 2015 SPA”); (c) the buyers listed in the Schedule of Buyers (the “November 2016 Investors”) attached to that certain Securities Purchase Agreement, dated as of November 23, 2016 entered into by and among the Company and the November 2016 Investors (as the same may be amended, restated, joined or otherwise modified from time to time, the “November 2016 SPA”); (d) the holders of the notes amended, restated and delivered pursuant to those Amendment Agreements (collectively, the “Amendment Agreements”), pursuant to which the Company amended and restated certain notes held by the April 2015 Investors and the May 2015 Investors for senior secured convertible notes; (e) the buyers listed in the Schedule of Buyers (the “September 2017 Investors”) attached to that certain Securities Purchase Agreement, dated as of September 19, 2017 entered into by and among the Company and the September 2017 Investors (as the same may be amended, restated, joined or otherwise modified from time to time, the “September 2017 SPA”); (f) the buyers listed in the Schedule of Buyers (the “June 2018 Investors”) attached to that certain Securities Purchase Agreement, dated as of June 5, 2018 entered into by and among the Company and the June 2018 Investors (as the same may be amended, restated, joined or otherwise modified from time to time, the “June 2018 SPA”); and (g) the buyers listed in the Schedule of Buyers (the “January 2019 Investors”) attached to that certain Securities Purchase Agreement, dated as of January 18, 2019 entered into by and among the Company and the January 2019 Investors (as the same may be amended, restated, joined or otherwise modified from time to time, the “January 2019 SPA”). Reference is hereby made to that certain Pledge and Security Agreement dated April 23, 2015 by and among the Company and the Collateral Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Security Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Security Agreement.

RECITALS

WHEREAS, the Company had previously entered into the April 2015 SPA with the April 2015 Investors pursuant to which the Company issued senior secured promissory notes (as amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof (including pursuant to the Amendment Agreements), collectively, the “April 2015 Notes”) and warrants (“April 2015 Warrants”) to the April 2015 Investors (the financing transaction contemplated under the April SPA is hereinafter referred as the “April 2015 Financing”).

WHEREAS, as required under the terms of the April 2015 SPA, the Company entered into the Security Agreement with the Collateral Agent for the benefit of the April 2015 Investors, pursuant to which the Company granted the Collateral Agent a security interest in all personal property (with certain exceptions as set forth in the Security Agreement) for the benefit of the April 2015 Investors in order to secure all of the Company’s obligations under the April 2015 SPA and the April 2015 Notes.

WHEREAS, as required under the terms of the May 2015 SPA, the Company amended the Security Agreement with the Collateral Agent, pursuant to which the Company granted the Collateral Agent a security interest in all personal property (with certain exceptions as set forth in the Security Agreement) for the benefit of the May 2015 Investors in order to secure all of the Company’s obligations under the May 2015 SPA and the senior secured convertible notes issued pursuant to the May 2015 SPA (as amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof (including pursuant to the Amendment Agreements), collectively, the “May 2015 Notes”).

WHEREAS, on November 23, 2016, in connection with the consummation of the transactions contemplated by the November 2016 SPA, the Grantors executed and delivered to the Collateral Agent a second amendment to the Pledge and Security Agreement that granted to the Collateral Agent (i) for the benefit of the November 2016 Investors, a security interest in all personal property (with certain exceptions specified below) of the Grantors to secure all of the Company’s obligations under the November 2016 SPA and the senior secured notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “November 2016 Notes”) and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the November 2016 SPA; and (ii) for the benefit of the April 2015 Investors and the May 2015 Investors, a security interest in all personal property (with certain exceptions specified below) of the Grantors to secure all of the Company’s obligations under the Amendment Agreements and the senior secured notes amended, restated and delivered pursuant thereto and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the Amendment Agreements.

WHEREAS, on September 17, 2017, in connection with the consummation of the transactions contemplated by the September 2017 SPA, the Grantors executed and delivered to the Collateral Agent a third amendment to the Pledge and Security Agreement that granted to the Collateral Agent for the benefit of the September 2017 Investors, a security interest in all personal property (with certain exceptions specified below) of the Grantors to secure all of the Company’s obligations under the September 2017 SPA and the senior secured notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “September 2017 Notes”) and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the September 2017 SPA.

WHEREAS, on June 5, 2017, in connection with the consummation of the transactions contemplated by the June 2018 SPA, the Grantors executed and delivered to the Collateral Agent a fourth amendment to the Pledge and Security Agreement that granted to the Collateral Agent for the benefit of the June 2018 Investors, a security interest in all personal property (with certain exceptions specified below) of the Grantors to secure all of the Company’s obligations under the June 2018 SPA and the senior secured notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “June 2018 Notes”) and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the June 2018 SPA.

WHEREAS, it is a condition precedent to the January 2019 Investors consummating the transactions contemplated by the January 2019 SPA that the Grantors execute and deliver to the Collateral Agent a further amendment to the Pledge and Security Agreement providing for their grant to the Collateral Agent, for the benefit of the January 2019 Investors, of a security interest in all personal property (with certain exceptions specified below) of the Grantors to secure all of the Company’s obligations under the January 2019 SPA and the senior secured notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “January 2019 Notes”) and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the January 2019 SPA.

WHEREAS, the Company and the Collateral Agent desire to enter into this Fifth Amendment in order amend the Security Agreement to include the January 2019 Investors as secured parties to whom the Company is also granting the aforementioned security interests such that the January 2019 Notes shall rank pari passu in priority with the April 2015 Notes, the May 2015 Notes, the November 2016 Notes, the September 2017 Notes and the June 2018 Notes, with the holders of each of the April 2015 Notes, the May 2015 Notes, the November 2016 Notes, the September 2017 Notes, the June 2018 Notes and the January 2019 Notes having a first priority perfected security interest in all of the current and future assets of the Company and all direct and indirect Subsidiaries of the Company, except for the “Excluded Assets” (as such term is defined in the Security Agreement).

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Fifth Amendment directly benefits, and are in the best interest of the Company and such Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

SECTION 1. Amendments to the Security Agreement.

(a) The definition of the term “Securities Purchase Agreement” in the first paragraph of the Security Agreement is hereby amended and restated such that it means, collectively, the April 2015 SPA (as defined below), the May 2015 SPA (as defined below), the November 2016 SPA (as defined below), the Amendment Agreements (as defined below), the September 2017 SPA (as defined below), the June 2018 SPA (as defined below) and the January 2019 SPA (as defined below).

(b) The seventh recital in the Security Agreement is hereby deleted, and the following recitals set forth below are hereby added after the sixth recital in the Security Agreement:

“WHEREAS, the Company and each party listed as a “Buyer” (each a “January 2019 Buyer”, and collectively, the “January 2019 Buyers”) on the Schedule of Buyers (as such schedule may be amended, restated, joined or otherwise modified from time to time) attached to that certain Securities Purchase Agreement by and among the Company and the January 2019 Buyers dated January 18, 2018 (as the same may be amended, restated, joined or otherwise modified from time to time, the “January 2019 SPA”), are parties to the January 2019 SPA, pursuant to which the Company is required to sell, and the January 2019 Buyers shall purchase or have the right to purchase, senior secured notes (the “January 2019 Notes”).”

“WHEREAS, (a) each of the April 2015 Buyers, the May 2015 Buyers, the November 2016 Buyers, the September 2017 Buyers and the June 2018 Buyers are hereinafter referred to individually as a “Buyer” and collectively, the “Buyers”; (b) the April 2015 Notes, the May 2015 Notes, the November 2016 Notes, the September 2017 Notes and the June 2018 Notes are hereinafter referred to collectively as the “Notes”; and (c) collectively, the (1) April 2015 SPA, the April 2015 Notes and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the April 2015 SPA; (2) the May 2015 SPA, the May 2015 Notes and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the May 2015 SPA; (3) the November 2016 SPA, the November 2016 Notes and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the November 2016 SPA; (4) the Amendment Agreements and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the Amendment Agreements; (5) the September 2017 SPA, the September 2017 Notes and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the September 2017 SPA; (6) the June 2018 SPA, the June 2018 Notes and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the June 2018 SPA; and (7) the January 2019 SPA, the January 2019 Notes and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the January 2019 SPA are hereinafter referred to as the “Combined Transaction Documents.”

(c) Section 1(c) of the Security Agreement is hereby amended to add the following term and definition:

“Note Required Holders” means the holders of a majority of the outstanding principal amount of April 2015 Notes, the April 2015 Notes, the November 2016 Notes, the September 2017 Notes, the June 2018 Notes and the January 2019 Notes, taken together, and shall include Empery Asset Master Ltd. (“Empery”) so long as Empery or any of its affiliates holds any April 2015 Notes, any May 2015 Notes, any November 2016 Notes, any September 2017 Notes, any June 2018 Notes or any January 2019 Notes.”

SECTION 2. Effectiveness. This Fifth Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):

(a) The Collateral Agent shall have received a counterpart signature page of this Fifth Amendment duly executed by each of the Grantors; and

(b) The representations and warranties contained in Section 3 of this Fifth Amendment are and will be true and correct in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

SECTION 3. Representations and Warranties. In order to induce the Collateral Agent to enter into this Fifth Amendment and to amend the Security Agreement in the manner provided herein, each Grantor represents and warrants to the Agent, that the following statements are true and correct in all material respects:

(a) This Fifth Amendment has been duly executed and delivered by each Grantor party hereto and each of this Fifth Amendment and the Security Agreement as amended hereby is the legal, valid and binding obligation of each Grantor, and is enforceable against each Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to enforceability.

(b) The execution, delivery and performance of this Fifth Amendment and the Security Agreement as amended hereby, are within each Grantor’s corporate powers and have been duly authorized by all necessary corporate actions of each Grantor. The execution, delivery and performance of this Fifth Amendment and the existing Security Agreement as amended hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority or other regulatory body or any other Person, except (A) such as have been obtained or made and are in full force and effect, (B) for filings and registrations necessary to perfect Liens created pursuant to the Notes and the Transaction Documents, or (C) consents or approvals the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect (as defined in the Securities Purchase Agreement), (b) will not violate any law applicable to any Grantor which would result in a Material Adverse Effect (as defined in the Securities Purchase Agreement), (c) will not result in a default under any material indebtedness, and (d) will not result in the creation or imposition of any Lien on any asset of any Grantor, except Liens created pursuant to the Notes and the Transaction Documents.

SECTION 4. References to and Effect on the Security Agreement.

(a) On and after the Fifth Amendment Effective Date, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Security Agreement, and each reference in the Transaction Documents to the “Pledge and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended by this Fifth Amendment.

(b) Except as specifically amended by this Fifth Amendment, the Security Agreement and the Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Fifth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Collateral Agent or Buyer under, the Security Agreement or any of the other Transaction Documents.

SECTION 5. APPLICABLE LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK

SECTION 6. Counterparts and Facsimile or Electronic Signatures. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Fifth Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Fifth Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

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IN WITNESS WHEREOF, each Grantor has caused this Fifth Amendment to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

ENER-CORE, INC., a Delaware corporation

By:
Name: Domonic J. Carney
Title: Chief Financial Officer

Address for Notices:

30100 Town Center Dr., Suite O-209
Laguna Niguel, California 92677
Attention: Mr. Domonic J. Carney
Email: DJ.Carney@ener-core.com

ENER-CORE POWER, INC., a Delaware corporation

By:
Name: Domonic J. Carney
Title: Chief Financial Officer

Address for Notices:

30100 Town Center Dr., Suite O-209
Laguna Niguel, California 92677
Attention: Mr. Domonic J. Carney
Email: DJ.Carney@ener-core.com

Signature Page to Fifth Amendment to Pledge and Security Agreement

ACCEPTED BY:

EMPERY TAX EFFICIENT, LP,
as Collateral Agent

By: Empery Asset Management, LP, its authorized agent

By:
Name: Brett Director
Title: General Counsel
Address: c/o Empery Asset Management, LP
1 Rockefeller Plaza, Suite 1205
New York, NY 10020

Signature Page to Fifth Amendment to Pledge and Security Agreement